Horizon Kinetics Blockchain Development ETF
Schedule of Investments
March 31, 2026 (Unaudited)

COMMON STOCKS - 92.1%	Shares	Value
Capital Markets - 13.7%
Bakkt, Inc. (a)(b)	14,522	$106,882
Circle Internet Group, Inc. (a)	216	20,608
Galaxy Digital, Inc. - Class A (a)	31,691	584,699
MarketAxess Holdings, Inc.	2,054	338,869
OTC Markets Group, Inc. - Class A	8,832	472,777
Tradeweb Markets, Inc. - Class A	5,283	621,598
WisdomTree, Inc.	45,360	660,442
		2,805,875

Computer Services - 7.6%
CACI International, Inc. - Class A (a)	1,880	1,022,476
Science Applications International Corp.	5,757	546,454
		1,568,930

Consulting Services - 0.4%
Booz Allen Hamilton Holding Corp.	1,041	81,229

Data Processing-Management - 1.5%
Broadridge Financial Solutions, Inc.	1,917	311,474

Distribution/Wholesale - 0.0% (c)
Fermi, Inc. (a)	1,832	10,699

Electric-Integrated - 4.6%
Hawaiian Electric Industries, Inc. (a)	63,080	936,107

Global Exchanges - 49.7% (d)
ASX Ltd.	16,659	596,729
Cboe Global Markets, Inc.	5,454	1,532,956
Deutsche Boerse AG	3,541	1,024,479
Euronext NV (e)	1,691	269,851
Euronext NV (f)	977	155,910
Intercontinental Exchange, Inc.	6,697	1,053,304
Japan Exchange Group, Inc.	71,604	813,078
London Stock Exchange Group PLC	4,674	546,344
Miami International Holdings, Inc. (a)	18,347	714,065
Nasdaq, Inc.	11,556	980,989
NZX Ltd.	115,710	86,469
Singapore Exchange Ltd.	86,820	1,313,588
Tel Aviv Stock Exchange Ltd.	108	4,741
TMX Group Ltd.	31,947	1,129,265
		10,221,768

Investment Companies - 7.4%
IREN Ltd. (a)	216	7,404
Urbana Corp. - Class A	243,490	1,509,218
		1,516,622

Medical-Biomedical-Genetics - 0.0% (c)
Canton Strategic Holdings, Inc. (a)	400	1,308

Motion Pictures & Services - 1.3%
IG Port, Inc.	15,880	123,275
Toei Animation Co. Ltd.	8,570	139,790
		263,065

Oil Companies-Exploration & Production - 3.5%
Landbridge Co. LLC - Class A	10,328	713,148

Securities & Commodities Exchanges - 2.4%
CME Group, Inc.	1,708	504,458
TOTAL COMMON STOCKS (Cost $15,526,132)		18,934,683

EXCHANGE TRADED FUNDS - 0.8%
Grayscale Bitcoin Mini Trust ETF (a)	5,256	157,627
TOTAL EXCHANGE TRADED FUNDS (Cost $270,083)		157,627

TOTAL INVESTMENTS - 92.9% (Cost $15,796,215)		19,092,310
Money Market Deposit Account - 7.5% (g)(h)		1,536,460
Liabilities in Excess of Other Assets - (0.4)%		(75,998)
TOTAL NET ASSETS - 100.0%		$20,552,772

Percentages are stated as a percent of net assets.

LLC - Limited Liability Company
PLC - Public Limited Company

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of March 31, 2026. The fair value of these securities was $103,673.
(c)	Represents less than 0.05% of net assets.
(d)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(e)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2026, the value of these securities total $269,851 or 1.3% of the Fund’s net assets.

(f)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $155,910 or 0.8% of net assets as of March 31, 2026.

(g)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of March 31, 2026, was 3.49%.

(h)
All or a portion of this deposit account was purchased using proceeds from securities lending. The fair value of this deposit held from securities lending as of March 31, 2026, is $102,124 which represented 0.5% of net assets.

Summary of Fair Value Disclosure as of March 31, 2026 (Unaudited)

Horizon Kinetics Blockchain Development ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$18,778,773	$–	$155,910	$18,934,683
Exchange Traded Funds	157,627	–	–	157,627
Total Investments	$18,936,400	$–	$155,910	$19,092,310

Refer to the Schedule of Investments for further disaggregation of investment categories.

Allocation of Portfolio Holdings by Country as of March 31, 2026
(% of Net Assets)
United States	$11,372,169	55.3%
Canada	2,638,483	12.9
Singapore	1,313,588	6.4
Japan	1,076,143	5.2
Germany	1,024,479	5.0
Australia	604,133	2.9
United Kingdom	546,344	2.7
Netherlands	425,761	2.1
New Zealand	86,469	0.4
Israel	4,741	0.0 (a)
Assets in Excess of Other Liabilities	1,460,462	7.1
	$20,552,772	100.0%

(a)	Represents less than 0.05% of net assets.

Fair Value Measurement Using Significant Unobservable Inputs	Level 3
Beginning balance as of December 31, 2025	$0
Purchases	113,496
Sales	(119)
Change in unrealized appreciation/depreciation	42,553
Amortization/(Accretion)	0
Realized gain/loss	(20)
Ending balance as of March 31, 2026	$155,910
$0
Change in unrealized appreciation/depreciation still held as of March 31, 2026	$42,553
0